                                                                 EXHIBIT 99.B24



                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper
             Europe Fund.



                       Signature             Title     Date
                       ---------             -----     ----



               /s/ Stephen B. Timbers        Trustee   December 5, 1995
             ---------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Europe Fund.



                       Signature             Title     Date
                       ---------             -----     ----



               /s/ James E. Akins            Trustee    December 5, 1995
             -------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper
             Europe Fund.



                       Signature             Title     Date
                       ---------             -----     ----



               /s/ Arthur R. Gottschalk      Trustee   December 5, 1995
             --------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper
             Europe Fund.



                       Signature             Title     Date
                       ---------             -----     ----



               /s/ Frederick T. Kelsey       Trustee   December 5, 1995
             --------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper
             Europe Fund.



                       Signature             Title     Date
                       ---------             -----     ----



               /s/ David B. Mathis           Trustee    December 5, 1995
             --------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Europe Fund.



                       Signature             Title     Date
                       ---------             -----     ----



               /s/ Fred B. Renwick           Trustee    December 5, 1995
             ---------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper
             Europe Fund.



                       Signature             Title     Date
                       ---------             -----     ----



               /s/ John B. Tingleff          Trustee   December 5, 1995
             --------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper
             Europe Fund.



                       Signature             Title     Date
                       ---------             -----     ----



               /s/ John G. Weithers          Trustee   December 5, 1995
             ------------------------